UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

STADION INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

IMPORTANT NOTICE

March 3, 2017

Dear Valued Shareholder,

Thank you for being an investor in the Stadion Managed Risk 100 Fund (the “Fund”).  A special meeting of shareholders of your Fund is scheduled to be held on Friday, March 24th.  We need your proxy vote as soon as possible to allow us to proceed with important business of the Fund.

Please help us by casting your important proxy vote today.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/stadion2017.pdf.  If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-877-297-1738 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts.  Please cast your vote using one of the methods below.

1.
Vote by Phone. Call one of our proxy specialists toll-free at 1-877-297-1738, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of your Stadion Managed Risk 100 Fund.  Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

Judson P. Doherty, CFA
President and CEO

IMPORTANT NOTICE

March 3, 2017

Dear Valued Shareholder,

Thank you for being an investor in the Stadion Managed Risk 100 Fund (the “Fund”).  A special meeting of shareholders of your Fund is scheduled to be held on Friday, March 24th.  We need your proxy vote as soon as possible to allow us to proceed with important business of the Fund.

Please help us by casting your important proxy vote today.

The details of the special meeting are described in the proxy statement that has been sent to all shareholders.  That document can be found at proxyonline.com/docs/stadion2017.pdf.  If you have any proxy related questions, please call 1-877-297-1738 for assistance. Representatives are available between the hours of 9 a.m. and 10 p.m. Eastern Time.

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts.  Please cast your vote using one of the methods below.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your time and your support of your Stadion Managed Risk 100 Fund.  Please help us by taking a moment to cast a vote for your shares today.

Sincerely,

Judson P. Doherty, CFA
President and CEO